Exhibit 10.10

AMENDMENT NUMBER 1

TO THE

AMSOUTH BANCORPORATION

SUPPLEMENTAL THRIFT PLAN

Amended and Restated as of January 1, 2004

AmSouth Bancorporation hereby amends the AmSouth Bancorporation Supplemental Thrift Plan (the “Plan”), effective January 1, 2006, as follows:

1.	By adding to the end of Section 3.1(b) the following:

Notwithstanding the foregoing, any Employee hired on or after January 1, 2006 shall be eligible to participate hereunder as of the first day of the month coinciding with or next following the later of the Employee’s completion of one Year of Service and the date the Employee’s Base Salary equals or exceeds $175,000.

2.	All of the other terms, provisions and conditions of the Plan not herein amended shall remain in full force and effect.

IN WITNESS WHEREOF, AmSouth Bancorporation has caused this Amendment Number 1 to be executed this 23rd day of December, 2005, by its duly authorized officers effective as herein stated.

AMSOUTH BANCORPORATION

ATTEST:		By:	/s/ C. Dowd Ritter
By:	/s/ Carl L. Gorday		Chairman, President and Chief Executive Officer
Assistant Secretary